                                                                   EXHIBIT 99(u)




                           SUBORDINATED NOTE DUE 2002

THE SECURITY REPRESENTED BY THIS INSTRUMENT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THIS SECURITY CANNOT BE SOLD OR OTHERWISE TRANSFERRED UNLESS THIS SECURITY IS REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE COMPANY IS FURNISHED WITH AN ACCEPTABLE OPINION OF COUNSEL THAT AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

THIS NOTE IS SUBJECT TO THE PROVISIONS OF A NOTE PURCHASE OPTION AGREEMENT DATED AS OF JUNE 1, 2001 AMONG WHITE MOUNTAINS INSURANCE GROUP, LTD., THE HOLDER OF THIS NOTE AND OTHERS (THE "NOTE PURCHASE OPTION AGREEMENT"). A COPY OF THE NOTE PURCHASE OPTION AGREEMENT MAY BE OBTAINED FROM THE COMPANY UPON REQUEST.

                           Subordinated Note Due 2002

$260,000,000                                                        June 1, 2001

     SECTION 1. GENERAL.

     (a) TACK Holding Corp., a Delaware corporation (the "Company"), for value received, hereby promises to pay, subject to the further provisions hereof (including, without limitation, the subordination provisions set forth herein), to CGU International Insurance plc (the "Payee"), or its registered assigns, the aggregate principal amount of TWO HUNDRED SIXTY MILLION DOLLARS ($260,000,000), on November 29, 2002 (such date being the "Payment Date"), in such coin or currency of the United States of America as at the time of payment shall be legal tender therein for the payment of public and private debts.

     (b) The Company further agrees to pay, subject to the subordination provisions set forth herein, interest on the unpaid principal amount hereof from time to time from the date hereof at the Interest Rate, payable on the Payment Date. Interest shall be calculated on the basis of the actual number of days elapsed over a year of 360 days.

     (c) All payments of principal and interest on this Note shall be made on the Payment Date by wire transfer of immediately available funds to an account designated in writing by the holder of this Note or in such other manner or at such other place as may be mutually agreed by the Company and the holder of this Note.

     (d) If all or a portion of the principal of or interest on this Note shall not be paid when due (whether at its stated maturity, by acceleration or otherwise), such overdue amount shall bear interest from and including the due date to but excluding the date such amount is paid in full at the Interest Rate plus 2.00% per annum.

     (e) Any and all payments by the Company on this Note shall be made free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto. The Payee (and/or registered assigns) shall in good faith cooperate with the Company in claiming or securing the right to any reduction in withholding tax or otherwise pursuant to any applicable tax treaty including, but not limited to, providing the Company with any form(s) or other documentation required to support such reduction.

     SECTION 2. THE NOTE.

     This Note is one of the duly authorized issue of subordinated promissory notes of the Company (the "Notes") referred to in the Stock Purchase Agreement, dated as of September 24, 2000, as amended by Amendment No. 1 thereto, dated as of October 15, 2000, and by Amendment No. 2 thereto, dated as of February 20, 2001, by and among the Company and the parties thereto, as the same may be further amended or modified (the "SPA"). Reference herein to the term "Note" also refers to any Note executed and delivered by the Company in replacement hereof pursuant to Section 5 hereof. Unless the context otherwise requires, the term "holder" is used herein to mean the person in whose name this Note is at the time registered in the register maintained by the Company pursuant to
Section 9(a) hereof.

     SECTION 3. PREPAYMENTS.

     The Company may, at its sole option, at any time prepay this Note, without penalty, in whole or in part, on three (3) days' prior written notice to the holder hereof, at a prepayment price equal to the principal amount so to be prepaid together with interest on the principal amount so prepaid to the date of such prepayment. Any prepayment of the Notes shall be made pro rata to all holders of the Notes in proportion to the outstanding principal amount of the Notes held by them.

     SECTION 4. SUBORDINATION.

     (a) AGREEMENT TO SUBORDINATE. The Company agrees, and the holder of this Note by accepting this Note agrees, that the indebtedness and other obligations evidenced by this Note are subordinated in right of payment, to the extent and in the manner provided in this Section 4, to the prior payment in full of all Senior Debt and that the subordination is for the benefit of and enforceable by the holders of such Senior Debt (the "Senior Debtholders").

     (b) LIQUIDATION, DISSOLUTION, BANKRUPTCY. Upon any payment or distribution of the assets of the Company to creditors upon a total or partial liquidation or a total or partial dissolution of the Company or in a bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to the Company or its property:

          (i) the Senior Debtholders shall be entitled to receive payment in full of the Senior Debt before the holder of this Note shall be entitled to receive any payment of principal of or interest on this Note; and

          (ii) until the Senior Debt of the Company is paid in full, any payment or distribution to which the holder of this Note would be entitled but for this Section 4 shall be made to the Senior Debtholders as their interests may appear, except that the holder of this Note may receive equity securities and any debt securities that are subordinated to the Senior Debt to at least the same extent as this Note.

     (c) DEFAULT ON SENIOR DEBT. The Company may not pay the principal of, premium (if any) or interest on this Note and may not repurchase, redeem or otherwise retire this Note (collectively, "pay the Note") if (i) any Senior Debt is not paid when due or (ii) any other default on Senior Debt occurs and the maturity of such Senior Debt is accelerated in accordance with its terms unless, in either case, (x) the default has been cured or waived and any such acceleration has been rescinded or (y) such Senior Debt has been paid in full; PROVIDED, HOWEVER, that the Company may pay the Note without regard to the foregoing if the Company receives written notice approving such payment from the representative of such Senior Debt with respect to which either of the events set forth in clause (i) or (ii) has occurred and is continuing. During the continuance of any default (other than a default described in clause (i) or (ii) of the preceding sentence) with respect to any Designated Senior Debt pursuant to which the maturity thereof may be accelerated immediately without further notice (except such notice as may be required to effect such acceleration) or the expiration of any applicable grace periods, the Company may not pay the Note for a period (a "Payment Blockage Period") commencing upon the receipt by the Company of written notice (a "Blockage Notice") (a copy of which notice the Company shall promptly forward to the holder of this Note) of such default from the representative of such Designated Senior Debt or from the holders of such Designated Senior Debt specifying an election to effect a Payment Blockage Period and ending 179 days thereafter (or earlier if such Payment Blockage Period is terminated (i) by written notice to the Company from the Person or Persons who gave such Blockage Notice, (ii) because the default giving rise to such Blockage Notice is no longer continuing or (iii) because such Designated Senior Debt has been repaid in full). Notwithstanding the provisions described in the immediately preceding sentence (but subject to the provisions contained in the first sentence of this clause (c)), unless the holders of such Designated Senior Debt or the representative of such holders shall have accelerated the maturity of such Designated Senior Debt, the Company may resume payments on the Note after termination of such Payment Blockage Period. Not more than one Blockage Notice may be given in any consecutive 360-day period, irrespective of the number of defaults with respect to Designated Senior Debt during such period.

     (d) WHEN DISTRIBUTION MUST BE PAID OVER. In the event that any payment by, or on behalf of, or distribution of the assets of, the Company of any kind or character, whether in cash, property or securities, and whether directly, by purchase, redemption or otherwise (but not including any payment or distribution that may be deemed to be made as a result of any waiver of principal or interest on this Note pursuant to the final sentence of Section 8.1(a) of the SPA), shall be received by or on behalf of the holder of this Note at a time when such payment is prohibited by the provisions of this Section 4, such payment or distribution shall be held by the holder of this Note in trust (segregated from other property of the holder of this Note) for the benefit of the Senior Debtholders, and shall forthwith be paid over directly to the Senior Debtholders or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any such Senior Debt may have been issued, ratably according to the aggregate amounts remaining unpaid on account of the Senior Debt or represented by each of such instruments, to the extent necessary to make payment in full of all Senior Debt remaining unpaid after giving effect to any concurrent payment or distribution (or provision therefor) by the Company or any guarantor of the Senior Debt or any other Person to or for the Senior Debtholders.

     (e) PROOF OF CLAIMS. If the Company is subject to any proceeding under any Bankruptcy Law and the holder of this Note has not filed any proof of claim permitted to be filed in such proceeding with respect to this Note, then any representative of any Senior Debt may file such proof of claim no earlier than 30 days preceding the last day permitted to file such claim.

     (f) SUBROGATION; RELATIVE RIGHTS. After all Senior Debt is paid in full and until the Notes are paid in full, the holder of this Note shall be subrogated to the rights of holders of Senior Debt to receive payments or distributions applicable to Senior Debt. No payments or distributions to the Senior Debtholders of any cash, property or securities to which the holder of this Note would be entitled except for the provisions of this Section 4 shall, as between the Company, its creditors, other than the Senior Debtholders, and the holder of this Note, be deemed to be a payment by the Company to or on account of the Senior Debt. The subordination provisions of this Note are intended solely for the purpose of defining the relative rights of the holder of this Note, on the one hand, and the Senior Debtholders, on the other hand. Nothing contained herein shall impair, as between the Company and the holder of this Note, the obligation of the Company, which is unconditional, to pay to the holder of this Note the principal hereof and interest hereon as and when the same shall become due and payable in accordance with the terms hereof, or prevent the holder of this Note from exercising all rights, powers and remedies otherwise permitted by applicable law or pursuant to the terms hereof upon an Event of Default hereunder, all subject to the rights of the Senior Debtholders as set forth herein to receive cash, securities or other property otherwise payable or deliverable to the holder of this Note.

     (g) PAYMENT OVER. The holder of this Note agrees that, in the event that all or any part of any payment made on account of the Senior Debt is recovered from the Senior Debtholders as a preference or similar payment under any bankruptcy, insolvency or similar law, any payment or distribution received by the holder of this Note on account of this Note at any time after the date of the payment so recovered, including payments received pursuant to a right of subrogation, shall be deemed to have been received by the holder of this Note in trust as the property of the Senior Debtholders, and the holder of this Note shall forthwith deliver the same to any representative on behalf of the Senior Debtholders for the equal and ratable benefit of the Senior Debtholders for application to payment of all Senior Debt in full.

     (h) CHANGES IN SENIOR DEBT NOT TO AFFECT SUBORDINATION. No right of any holder of Senior Debt to enforce the subordination provisions of this Note shall be impaired by any extension, renewal, modification, waiver or amendment to the terms of such Senior Debt or by the exercise by any such holder of its rights under the terms of any such Senior Debt.

     (i) No present or future Senior Debtholder shall be prejudiced in its right to enforce the subordination provisions contained herein in accordance with the terms hereof by any act or failure to act on the part of the Company or the holder of this Note. The subordination provisions contained herein are for the benefit of the Senior Debtholders from time to time and, so long as any Senior Debt is outstanding under any agreement, or any commitment to extend Senior Debt is in effect, may not be rescinded, canceled or modified in any way without the prior written consent thereto of all Senior Debtholders.

     (j) The subordination and other provisions of this Section 4 shall be binding upon any holder of this Note and upon the successors and assigns of any holder of this Note; and all references herein to the holders of this Note shall be deemed to include any successor or successors or assigns, whether immediate or remote, to the holder of this Note.

     (k) The failure to make a payment pursuant to this Note by reason of any provision in this Section 4 shall not in any way be construed as preventing the occurrence of an Event of Default. Nothing in this Section 4 shall have any effect on the right of the holder of this Note to accelerate the maturity of this Note.

     (l) The Company agrees, and each holder of this Note by accepting this Note agrees, that the obligations of the Company evidenced by this Note shall rank PARI PASSU with the obligations of the Company evidenced by (i) each other Note issued by the Company as contemplated by the SPA and (ii) each other Note issued by the Company in replacement or upon transfer of any Note described in clause
(i) above.

     SECTION 5. REPLACEMENT OF NOTE.

     At the request of the holder hereof upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Note and, in case of loss, theft or destruction, of indemnity reasonably satisfactory to it, or, in the case of mutilation, upon surrender and cancellation of this Note, and in all cases upon reimbursement to the Company of all reasonable expenses incidental thereto, the Company shall make and deliver a new Note of like tenor in lieu of this Note. Any Note made and delivered in accordance with the provisions of this Section 5 shall be dated as of the date through which interest has been paid on this Note.

     SECTION 6. AMENDMENTS AND WAIVERS.

     (a) With the written consent of the holder of this Note, any covenant, agreement or condition contained in this Note may be waived (either generally or in a particular instance and either retroactively or prospectively), or such holder and the Company may from time to time enter into written agreements for the purpose of amending any covenant, agreement or condition of this Note or changing in any manner the rights of the holder of this Note; PROVIDED, HOWEVER, that neither the provisions of Section 4 nor the provisions of this Section 6 of this Note may be amended or modified without the prior written consent of all the Senior Debtholders. Any such amendment or waiver shall be binding upon each future holder of this Note and upon the Company. Upon the request of the Company, the holder hereof shall submit this Note to the Company so that this Note be marked to indicate such amendment or waiver, and any Note issued thereafter shall bear a similar notation referring to any such amendment or continuing waiver.

     (b) No failure or delay by the holder of this Note in exercising any power or right under this Note shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the holder of this Note are cumulative and are not exclusive of any rights or remedies which it would otherwise have. No waiver of any provision of this Note or consent to any departure by the Company therefrom shall in any event be effective unless permitted in accordance with clause (a) above, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances.

     SECTION 7. EVENTS OF DEFAULT.

     (a) An "Event of Default" occurs if:

          (i) default shall be made in the payment of the principal of or interest on this Note, when and as the same shall become due and payable, whether at the due date thereof or by acceleration thereof or otherwise, and whether or not such payment is prohibited by Section 4;

          (ii)(A) the Company or any of its subsidiaries shall commence any case, proceeding or other action (x) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors ("Bankruptcy Laws"), seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (y) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or the Company or any of its subsidiaries shall make a general assignment for the benefit of its creditors; or (B) there shall be commenced against the Company or any of its subsidiaries any case, proceeding or other action of a nature referred to in clause (A) above that (x) results in the entry of an order for relief or any such adjudication or appointment or (y) remains undismissed, undischarged or unbonded for a period of 60 days; or (C) there shall be commenced against the Company or any of its subsidiaries any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets that results in the entry of an order for any such relief that shall not have been vacated, discharged, stayed or bonded pending appeal within 60 days from the entry thereof; or (D) the Company or any of its subsidiaries shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (A), (B), or (C) above; or (E) the Company or any of its subsidiaries generally shall not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; or

          (iii) any event or condition occurs that results in any Material Indebtedness becoming due prior to its scheduled maturity, PROVIDED that this clause (iii) shall not apply to secured Indebtedness that becomes due as a result of a sale or transfer of the property or assets securing such Indebtedness which does not constitute a default under such Indebtedness.

     (b) If an Event of Default (other than with respect to an Event of Default specified in clause (a)(ii) above) occurs, then the holder of this Note may, by written notice to the Company, declare this Note to be forthwith due and payable, whereupon this Note shall, subject to the provisions of Section 4 hereof, become forthwith due and payable, both as to principal and interest, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Company. If any Event of Default specified in clause (a)(ii) above occurs, the principal of and accrued interest on this Note shall automatically forthwith become due and payable without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived by the Company. If payment of this Note is accelerated because of an Event of Default, the Company shall promptly notify holders of Designated Senior Debt (if any) of the acceleration. If any Designated Senior Debt is outstanding, the Company may not pay this Note until five days after such notice is received and, thereafter, may pay this Note only if Section 4 otherwise permits the payment at that time.

     (c) If any Event of Default occurs and is continuing, the holder of this Note may pursue any available remedy to collect the payment of principal of or interest on this Note or to enforce the performance of any provision of this Note. If an Event of Default occurs and is continuing, the holder of this Note may proceed to protect and enforce its rights by an action at law, suit in equity or other appropriate proceeding. No course of dealing and no delay on the part of the holder of this Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder's rights, powers or remedies. No right, power or remedy conferred by this Note upon the holder hereof shall be exclusive of any other right, power or remedy referred to herein or now or hereafter available at law, in equity, by statute or otherwise.

     SECTION 8. EXTENSION OF MATURITY.

     Should the principal of and interest on this Note become due and payable on other than a Business Day, the maturity hereof shall be extended to the next succeeding Business Day, and interest shall be payable at the rate per annum herein specified during such extension.

     SECTION 9. TRANSFER AND EXCHANGE; SUCCESSORS AND ASSIGNS.

     (a) The Company will keep at its principal office a register in which the Company will provide for the registration of the Notes and the registration of transfers of the Notes. The holder of this Note shall have the right to inspect such register during normal business hours upon reasonable prior notice to the Company and shall have the right to made copies of and take extracts from such register during any such inspection. The Company may treat the person in whose name any Note is registered as the owner thereof for the purpose of receiving payment of the principal of and interest on such Note and for all the other purposes, whether or not such Note shall be overdue, and the Company shall not be affected by any notice to the contrary.

     (b) Subject to the provisions of this Section 9, the holder of this Note (or any portion hereof) or any securities (or portion thereof) issued in respect of this Note may, prior to maturity or prepayment hereof or thereof, surrender this Note or such securities at the principal office of the Company for transfer or exchange. Within five Business Days after surrender of this Note to the Company and without expense (other than transfer taxes, if any) to such holder, and provided that the holder of this Note and the transferee, concurrently with or prior to the consummation of such transfer, shall have complied with the provisions of Section 4.2 of the Note Purchase Option Agreement, the Company shall, subject to this Section 9, issue in exchange therefor another Note or Notes, in such denominations as requested by the holder, for the same aggregate principal amount, as of the date of such issuance, as the unpaid principal amount of the Note or Notes so surrendered and having the same maturity and rate of interest, containing the same provisions and subject to the same terms and conditions as the Note or Notes so surrendered. Each new Note shall be made payable to such Person or Persons, or assigns, as the holder of such surrendered Note or Notes may designate, and such transfer or exchange shall be made in such a manner that no gain or loss of principal or interest shall result therefrom.

     (c) By its acceptance of this Note, the holder of this Note agrees and acknowledges that the Company has informed such holder that:

          (i) this Note has not been registered under the Securities Act and this Note, and any securities issued in respect of this Note, must be held indefinitely unless they are subsequently registered under the Securities Act or such sale is permitted pursuant to an available exemption from such registration requirement;

          (ii) the offering and sale of this Note is intended to be exempt from registration under the Securities Act by virtue of the provisions of
     Section 4(2) of the Securities Act; and

          (iii) there is no existing public or other market for this Note and there can be no assurance that any holder will be able to sell or dispose of this Note.

     (d) By its acceptance of this Note, the holder of this Note represents and warrants to the Company that:

          (i) this Note is being acquired for its own account not as a nominee or agent for any other person and without a view to the distribution thereof or any interest therein in violation of the Securities Act;

          (ii) the holder is an "Accredited Investor" as such term is defined in Regulation D under the Securities Act and has such knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of its investment in the Notes, and such holder is capable of bearing the economic risks of such investment; and

          (iii) the holder has been provided, to its satisfaction, the opportunity to ask questions concerning the terms and conditions of the offering and sale of this Note, has had all such questions answered to its satisfaction and has been supplied all additional information deemed necessary by it to verify the accuracy of the information furnished to it.

     (e) The holder of this Note agrees and acknowledges that the Company will not issue or transfer this Note (or any portion hereof) or any securities (or portion thereof) issued in respect of this Note unless the person or entity to whom they are being issued or transferred shall first agree in a writing deposited with the Secretary of the Company to be bound by the provisions of this Section 9.

     (f) The provisions of this Note shall be binding upon and inure to the benefit of the Company and its successors and permitted assigns and the holder of this Note and its successors and permitted assigns.

     SECTION 10. RESTRICTION ON MERGERS.

     (a) The Company shall not consolidate with or merge with or into any other Person or convey, lease, transfer or otherwise dispose of its properties and assets substantially as an entirety to any Person, unless:

          (i) either (A) in the case of a merger, the Company shall be the continuing corporation or (B) the Person formed by such consolidation or into which the Company is merged or the Person that acquires by conveyance, lease, transfer or other disposition the properties and assets of the Company substantially as an entirety shall be a corporation organized and existing under the laws of the United States of America, any State thereof or the District of Columbia, and shall expressly assume, by an instrument in writing satisfactory to the holder of this Note, the due and punctual payment of the principal of and interest on all the Notes then outstanding and the performance of all other obligations contained herein to be observed or performed on the part of the Company; and

          (ii) immediately after giving effect to such transaction no Event of Default, and no event which, after the giving of notice or the lapse of time or both, would become an Event of Default, shall have occurred and be continuing.

     (b) Upon any consolidation of the Company with or merger by the Company into any other Person or any conveyance, lease, transfer or other disposition of properties and assets of the Company substantially as an entirety in accordance with clause (a) of this Section 10, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, lease, transfer or other disposition is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Note with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations under this Note.

     SECTION 11. NOTICES TO EQUITY SECURITY HOLDERS. So long as any principal of or interest on this Note is outstanding, the Company shall provide to the holder of this Note copies of all notices, financial statements and other documents that White Mountains Insurance Group, Ltd. provides to any holder of its equity securities, concurrently with the provision of such notices, financial statements or documents to such equity security holders.

     SECTION 12. DEFINED TERMS.

                  The following terms, as used herein, have the following respective meanings:

     "Affiliate" shall have the meaning set forth in the SPA.

     "Applicable Margin", "Eurodollar Loans", "Revolving Credit Loans", "Tranche A Term Loans" and "Tranche B Term Loans" each shall have the meaning set forth in the Credit Agreement as in effect as of June 1, 2001, without regard to any subsequent amendment or modification thereof, and the Applicable Margin for Revolving Credit Loans and Tranche A Term Loans that are Eurodollar Loans and Applicable

Margin for Tranche B Term Loans that are Eurodollar Loans each shall be determined as set forth in the Credit Agreement as of such date.

     "Business Day" means any day that is not a Saturday, Sunday or other day on which banking institutions are not required by law or regulation to be open in the State of New York or in Bermuda.

     "Credit Agreement" means the Credit Agreement dated as of March 16, 2001, among the Company, TACK Acquisition Corp., White Mountains Insurance Group, Ltd., Lehman Brothers Inc., as Arranger, and the several lenders from time to time party thereto, together with the related documents thereto (including the term loans and revolving loans thereunder, any guarantees and security documents), as amended, extended, renewed, restated, supplemented or otherwise modified (in whole or in part, including as to amount, terms, conditions, covenants and other provisions) from time to time, and any agreement (and related document) governing Senior Debt incurred to refund or refinance, in whole or in part, the borrowings and commitments then outstanding or permitted to be outstanding under such Credit Agreement or a successor Credit Agreement, whether by the same or any other lender or group of lenders.

     "Designated Senior Debt" means (i) the Credit Agreement and (ii) any other Senior Debt issued at one time or under a common agreement and in an aggregate outstanding principal amount of at least $25 million.

     "Indebtedness" of any person means, without duplication, whether now existing or hereafter created, (a) all obligations of such person for borrowed money, (b) all obligations of such person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such person upon which interest charges are customarily paid, (d) all obligations of such person under conditional sale or other title retention agreements relating to property acquired by such person, (e) all obligations of such person in respect of the deferred purchase price of property or services (excluding current accounts payable incurred in the ordinary course of business), (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any lien on property owned or acquired by such person, whether or not the Indebtedness secured thereby has been assumed, (g) all guarantees by such person of Indebtedness of others, (h) all capital lease obligations of such Person, (i) all obligations, contingent or otherwise, of such person as an account party in respect of letters of credit and letters of guaranty and (j) all obligations, contingent or otherwise, of such person in respect of bankers' acceptances.

     "Interest Rate" means a rate per annum equal to (i) during the period from and including June 1, 2001 to but excluding November 30, 2001, the sum of the LIBO Rate and the Note Margin in respect of such period, (ii) during the period from and including November 30, 2001 to but excluding May 31, 2002, the sum of the LIBO Rate and the Note Margin in respect of such period, and (iii) during the period from and including May 31, 2002 to but excluding the Payment Date, the sum of the LIBO Rate and the Note Margin in respect of such period; PROVIDED, that if principal and interest on this Note are not paid in full in accordance with the terms of this Note on or prior to the Payment Date, the Interest Rate shall reset in the foregoing manner on each November 30 and May 31, commencing November 30, 2002, with respect to each succeeding six- month period until such principal and interest are paid in full.




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                                                                              11

     "LIBO Rate" means, in respect of each of the periods described in clauses
(i), (ii) and (iii) of the definition of "Interest Rate" (and in any subsequent period described in the proviso to such definition), the rate appearing on Page 3750 of the Telerate Service (or any successor or substitute page of such Service providing rate quotations comparable to those currently provided on such page of such Service as may be reasonably agreed upon by the Company and the holder of this Note) as of 11:00 a.m., London time, on the day that is two Business Days (which, solely for this purpose, shall have the meaning set forth in the Credit Agreement as in effect as of June 1, 2001, without regard to any subsequent amendment or other modification thereof) prior to the first day of such period, as the rate for U.S. dollar deposits with a maturity of six months.

     "Material Indebtedness" means Indebtedness of the Company or any of its subsidiaries in an aggregate principal amount exceeding $25,000,000.

     "Note Margin" means, in respect of each of the periods described in clauses
(i), (ii) and (iii) of the definition of "Interest Rate" (and in any subsequent period described in the proviso to such definition), the sum of (i) 0.5% and
(ii) the weighted average, on the first day of the applicable period, of (x) the Applicable Margin for Revolving Credit Loans and Tranche A Term Loans that are Eurodollar Loans and (y) the Applicable Margin for Tranche B Term Loans that are Eurodollar Loans. The "weighted average" of (x) and (y) with respect to any period described in the preceding sentence shall be determined based on the relative outstanding principal balances of Revolving Credit Loans and Tranche A Term Loans on the one hand and Tranche B Term Loans on the other hand on the first day of such period (in each case, whether or not such loans are Eurodollar Loans). If, as of such first day, (i) only Revolving Credit Loans and/or Tranche A Term Loans are outstanding, "Note Margin" shall mean the Applicable Margin for Revolving Credit Loans and Tranche A Term Loans that are Eurodollar Loans as of such day plus 0.5%, (ii) only Tranche B Term Loans are outstanding, "Note Margin" shall mean the Applicable Margin for Tranche B Term Loans that are Eurodollar Loans as of such day plus 0.5%, or (iii) no Revolving Credit Loans, Tranche A Term Loans or Tranche B Term Loans are outstanding "Note Margin" shall mean the simple unweighted average of (x) and (y) above calculated as of such day plus 0.5%.

     "Person" shall mean any individual, limited liability company, corporation, general partnership, limited partnership, limited liability partnership, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.

     "Senior Debt" means the principal of, premium (if any) and accrued and unpaid interest on (including interest accruing at rates set forth in the instrument governing such indebtedness on or after the filing of any petition in bankruptcy or for reorganization of the Company regardless of whether or not a claim for post-filing interest is allowed in such proceedings), and fees and other amounts owing in respect of, indebtedness of the Company, or guarantees by the Company of indebtedness of other Persons, for money borrowed, in each case whether outstanding on the date hereof or thereafter incurred, unless in the instrument creating or evidencing the same or pursuant to which the same is outstanding it is provided that such obligations are subordinated or PARI PASSU in right of payment to this Note; PROVIDED, HOWEVER, that "Senior Debt" of the Company shall not include (i) trade debt of the Company, which shall rank PARI PASSU with this Note, (ii) any liability for Federal, state, local or other Taxes owed or owing by the Company, (iii) any Indebtedness incurred in violation of the instruments or agreements governing the Senior Debt or (iv) any obligations of the Company to White Mountains Insurance Group, Ltd. or any direct or indirect subsidiary of White Mountains Insurance Group, Ltd.

     "Taxes" means any and all taxes, levies, imposts, duties, deductions, charges or withholdings imposed by any governmental authority.

     SECTION 13. GOVERNING LAW.

     THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAW OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

     SECTION 14. NOTICES.

     All notices, requests, claims, demands and other communications under this Note shall be in writing and shall be delivered personally, by facsimile (which is confirmed as provided below) or by overnight courier (providing proof of delivery). Notice given by personal delivery or overnight courier shall be effective upon actual receipt. Notice given by facsimile shall be confirmed by appropriate answer back and shall be effective upon actual receipt if received during the recipient's normal business hours, or at the beginning of the recipient's next business day if not received during the recipient's normal business hours. All notices by facsimile shall be confirmed promptly after transmission in writing by personal delivery or overnight courier.

                  If to the Company:

                  TACK Holding Corp.
                  80 South Main Street
                  Hanover, New Hampshire 03755
                  Facsimile:  603-643-4562
                  Attention:  Ray Barrette

     If to the holder of this Note, to it at its address on the register for the Notes maintained by the Company in accordance with Section 9(a).

     The Company or the holder of this Note may from time to time change its address for communications under this Section 14(a) by giving at least 5 days' notice of such changed address to the other.

     SECTION 15. INTEREST RATE LIMITATION. Notwithstanding anything in this Note to the contrary, if at any time the applicable interest rate, together with all fees and charges which are treated as interest under applicable law, as provided for in this Note shall exceed the maximum lawful rate (the "Maximum Rate") which may be received by the holder of this Note in accordance with applicable law, the rate of interest payable under this Note shall be limited to the Maximum Rate.

     SECTION 16. HEADINGS. Section headings used in this Note are for convenience of reference only, are not part of this Note and are not to affect the construction of, or to be taken into consideration in interpreting, this Note.

     SECTION 17. SEVERABILITY. If any provision of this Note is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the provisions of this Note shall remain in full force and effect. The Company and the Holder shall endeavor in good faith to replace any invalid, illegal or unenforceable provisions with a valid, legal and enforceable provision, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provision.

     SECTION 18. NO RIGHT OF SET-OFF. The obligations of the Company hereunder to pay the Note shall not be subject to or affected by any set-off, claim, defense to payment or other right that the Company may have at any time against the holder of this Note or any prior holder.





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                                                                              14

     IN WITNESS WHEREOF, the Company has duly executed and delivered this Note as of the date first written above.


                                              TACK HOLDING CORP.,


                                              By:_________________________
                                                 Name: James J. Ritchie
                                                 Title: Chief Financial Officer